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                                                                    EXHIBIT 10.2


           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                SUPPLY AGREEMENT

         This Agreement is entered into as of September 20, 1996 by and between BioTransplant, Inc., a corporation having its principal place of business at Building 75, 3rd Avenue, Charlestown Navy Yard, Charlestown, MA 02129 ("BTI") and Neose Technologies, Inc., a corporation having its principal place of business at 102 Witmer Road, Horsham, PA 19044 ("NEOSE").

                                   WITNESSETH:

         WHEREAS, the parties hereto desire that NEOSE supply PRODUCT to BTI (as hereinafter defined); and

         WHEREAS, BTI will evaluate PRODUCT in its ******************* model to *********************************************** and/or *************************
*************************** and

         WHEREAS, BTI and NEOSE desire to set forth in this Agreement the terms and conditions of such supply;

         NOW, THEREFORE, the parties hereto agree as follow:

1.       DEFINITIONS

         1.1  "PRODUCT" shall mean the *****************************************
              ******

         1.2 "SPECIFICATIONS" shall mean, with respect to the PRODUCT, the specifications, test procedures, process descriptions, and other information relating to such PRODUCT as set forth in Schedule A, which may be amended from time to time by mutual agreement in writing.

2.       PURCHASE OF PRODUCTS

         2.1 (a) NEOSE shall sell and BTI shall purchase ********************** of PRODUCT meeting the SPECIFICATIONS.

              (b) Subject to Section 2.4, BTI shall have the option to purchase and NEOSE shall supply an additional ************************ of PRODUCT under the terms of this Agreement. Such option may be exercised at any time by BTI by written notice to NEOSE on or before **************.

         2.2  The price of PRODUCT shall be ***************.
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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

         2.3 NEOSE shall use its best efforts to deliver the PRODUCT set forth in Section 2.1(a) on or before ****************.

         2.4 The parties contemplate that in the event BTI's evaluation of PRODUCT in its ***************************************************
              ******************************************************************
              ****************************************************. If on or
              before ************, NEOSE ***************************************
              ******************** BTI, NEOSE *************** BTI and *********
              ************************* under this Section 2. In addition, this Agreement shall be terminated at that time.

3.       DELIVERY, PAYMENT AND RISK OF LOSS

         3.1 BTI shall pay to NEOSE the price of each shipment or transfer of PRODUCT as follows: (i) ***************** upon ordering PRODUCT by BTI; (ii) subject to Section 4.1, ******************** upon delivery; (iii) ******************** upon completion by BTI of its evaluation of PRODUCT in BTI's *************************; and
              (iv) ******************** upon the *******************************
              ***************************** between the parties or the *********
              **************************************************************;
              provided that this payment shall *********************************
              **************************************************************.
              Payment shall be remitted in immediately available funds in the invoice currency. Unless otherwise agreed between the parties the invoice currency shall be U.S. Dollars.

         3.2 Title to PRODUCT sold hereunder, and risk of loss with respect to such PRODUCT, shall pass to BTI upon delivery of the PRODUCT to a carrier designated by BTI at NEOSE's manufacturing facility. Upon the passage of title, NEOSE's liability shall cease, and BTI shall be the owner of such PRODUCT for all purposes.

         3.3 No provision on NEOSE's purchase order forms which may purport to impose different conditions upon the parties hereto shall modify the terms of this Agreement.

4.       ACCEPTANCE OF PRODUCT

         4.1 BTI shall have ten (10) days from receipt of any delivery of PRODUCT to examine such PRODUCT. BTI shall promptly notify NEOSE of any defective PRODUCT and shall return to or otherwise dispose of any defective shipments in accordance with NEOSE's instructions at NEOSE's cost and expense. NEOSE shall promptly, but no later than sixty (60) days after notice from BTI provide for replacement delivery or give full credit to BTI for any defective shipments as the parties may agree.
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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

5.       INDEMNIFICATION

         5.1 NEOSE agrees to indemnify and hold harmless BTI from or against all third party liability, claims, losses, damages and expenses, including reasonable attorneys fees, arising out of the supply of PRODUCT to BTI under this Agreement; provided that such liability, claim or loss etc. does not result from the negligence or intentional misconduct of BTI.

         5.2 BTI agrees to indemnify and hold harmless NEOSE from or against all third party liability, claims, losses, liens and expenses arising out of its use or sale of PRODUCT; provided that such liability, claim or loss etc. does not result from the negligence or intentional misconduct of NEOSE.

         5.3 Each party shall notify the other promptly of any claim or threatened claim, lawsuit or other proceeding under this Paragraph and shall fully cooperate with all reasonable requests of the indemnifying party with respect thereto. The party liable for indemnification hereunder may, at its own expense, provide attorneys reasonably acceptable to the indemnified party hereunder to defend against any actions brought or filed against such indemnified party with respect to the indemnity contained herein, whether or not such actions are rightfully brought. In such event, the indemnifying party shall have the right to control the defense, settlement or compromise of any such action. This Paragraph shall survive expiration or termination of this Agreement.

6.       WARRANTIES

         6.1 NEOSE warrants that PRODUCT at the time of delivery to BTI shall meet the SPECIFICATIONS.

         6.2 Each party represents and warrants that it has the full right and authority to enter into this Agreement and that it is not aware of any impediment which would inhibit its ability to perform the terms and conditions imposed on it.

7.       TERM AND TERMINATION

         7.1 This Agreement is effective as of the date first above written and, unless sooner terminated as provided herein, shall continue for the earlier of one (1) year **********************************
              ***************************************.  This Agreement may be
              extended by mutual agreement of the parties hereto.

         7.2  This agreement may be terminated by either party if:

              (a) (i) the other party fails to observe, perform or otherwise breaches any of its material covenants, agreements or obligations under this
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                   Agreement in any material respect and (ii) such failure
                   continues for a period of thirty (30) days after receipt by the other party of notice thereof from the electing party specifying such failure. Following such period, the electing party has ninety (90) days to give notice to the other party of its election to terminate this agreement; or

              (b) the other party files or institutes bankruptcy, reorganization, liquidation, receivership or similar proceedings under any debt relief laws or fails for more than sixty (60) days to take steps to oppose the initiation of such actions against it.

         7.3 The termination of this Agreement shall not affect any outstanding obligations of BTI or NEOSE hereunder, including but not limited to any payments owed under the provisions of this Agreement while it was in effect. Any such amount owed to a party shall be paid within thirty (30) days of the termination of this Agreement. The provisions of Sections 5 and 8.1 shall survive the termination of this Agreement.

8.       MISCELLANEOUS PROVISIONS

         8.1 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to its conflict of law rules and regulations.

         8.2 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and supersedes all prior agreements in this respect. There shall be no amendments or modifications to this Agreement, except by a written document which is signed by both parties.

         8.3 The headings in this Agreement have been inserted for the convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

         8.4 Any delay in enforcing a party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of a party's right to the future enforcement of its rights under this Agreement, excepting only as to an expressed written and signed waiver as to a particular matter for a particular period of time.

         8.5 In the event any provision of this Agreement should be held invalid, illegal or unenforceable, the remaining provisions shall not be affected or impaired and the parties will use all reasonable efforts to replace the applicable provision within a valid, legal and enforceable provision which insofar as practical implements the purposes hereof.
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9.       FORCE MAJEURE

         Neither party shall be liable to the other for any default hereunder which is due to cause beyond the control of the party in default, including but not limited to the actions or inactions of any government agency or instrumentality; breakdown of plant or machinery or shortages of labor, fuel, transportation of materials, fires, floods, earthquakes, war, riots or instructions. If either party shall seek to rely on Force Majeure it shall give written notice to the other indicating the details of the act which it claims has put due performance of its obligations beyond its control. In addition, the affected party shall exert all reasonable efforts to eliminate or cure any Force Majeure event and to resume performance with all possible speed. In the event this cannot be done within six (6) months, the parties shall either resolve the matter by mutual agreement or terminate this Agreement.

10.      SUCCESSORS

         The rights and obligations included in this agreement shall be binding upon the parties hereto and their successors and permitted assigns.

11.      ASSIGNMENT

         This Agreement may not be assigned by either party without the consent of the other except either party may assign this Agreement without consent in the event of a merger or acquisition or a transfer of all of its business or assets relating to this Agreement.

12.      NOTICES

         Any notice required or permitted to be given under this agreement shall be deemed to have been sufficiently given and delivered upon the earlier of (i) when received at the address set forth herein or (ii) three (3) business days after being mailed by registered or certified mail, postage prepaid with return receipt requested, addressed to the party to be notified at its address stated in the Agreement or at such other address as may hereafter be furnished in writing to the notifying party or (iii) on the day when sent by facsimile as confirmed by registered or certified mail.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives hereunto duly authorized as of the day and year first above written.

BIOTRANSPLANT, INC.                         NEOSE TECHNOLOGIES, INC.

By: /s/ Julia Greenstein                    By: /s/ Sheryl Neff
   -------------------------------             ---------------------------------
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           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                   SCHEDULE A

                                 SPECIFICATIONS



                         *************** Specifications

            ********************* will have the following structure:

                *************************************************
                      *************************************

shipments will contain at least ************************* as determined by *********** chromatography

          each batch will be a ************, and will be accompanied by **** chromatograms demonstrating the degree of purity contaminants may consist of *********************************
               ***************************************************
***********************************************************